COMMON SHARESShares
             OF BENEFICIAL INTEREST

Number       PAR VALUE $.001

             ORGANIZED UNDER THE LAWS
             OF THE STATE OF DELAWARE

             The Shares represented by this certificate may not be owned or          THIS CERTIFICATE
             transferred, directly or indirectly, by or to (I) the United            IS TRANSFERABLE IN
             States, or any state or political subdivision thereof, any              BOSTON OR IN NEW YORK CITY
             foreign government, any international organization, or any agency
             or instrumentality of any of the foregoing, (II) any organization       CUSIP
             (other than a farmer's cooperative described in ss. 521 of the           SEE REVERSE FOR CERTAIN DEFINITIONS
             Internal Revenue Code of 1988, as amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C. in ss. ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. in ss. 511; or (III)
             any rural electric or telephone cooperative described in in ss.
             1381 (A)(2)(C) of the Code.

                BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST


      THIS CERTIFIES THAT


      IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

BlackRock Florida Insured Municipal Income Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED:
  EQUISERVE TRUST COMPANY N.A.
              (BOSTON)
BY     TRANSFER AGENT AND REGISTRAR



AUTHORIZED SIGNATURE             SECRETARY                   PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -   as tenants in common           UNIF GIFT MIN ACT--...........Custodian....................
         TEN ENT  -   as tenants by the entireties                       (Cust)                   (Minor)
         JT TEN       -   as joint tenants with right
                          of survivorship and not as                     Act....................................
                           tenants in common                                            (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________

________________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________



________________________________Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated ___________________


                           X____________________________________________________


                           X____________________________________________________
                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By ______________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


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